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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 1999
                                                          --------------



                               CNB FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
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                 (State or other jurisdiction of incorporation)



         000-23730                                      22-3203747
  ------------------------                ------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)



 24 Church Street, Canajoharie, New York                    13317
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (518) 673-3243
                                                     --------------

                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

           On April 9, 1999, CNB Financial Corp. ("CNBFC"), announced that its national banking association subsidiary, Central National Bank, Canajoharie ("CNB"), had entered into a purchase and assumption agreement with Astoria Federal Savings and Loan Association ("Astoria Federal"), a wholly owned subsidiary of Astoria Financial Corporation ("AFC"), pursuant to which CNB has agreed to acquire the five retail banking offices of Astoria Federal located in the upstate New York counties of Otsego and Chenango. CNB will acquire approximately $164 million in deposit liabilities, along with related loans, real property, fixed assets, lease and other agreements.

           Consummation of the transaction is subject to a number of conditions, including receipt of required regulatory approvals. Subject to the satisfaction of all conditions, it is anticipated that the transaction will be completed in the third quarter of 1999.

           The press release issued by CNBFC and AFC with respect to the announcement of the transaction described herein is filed as Exhibit 99 hereto and incorporated herein by reference.




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Item 7.  Financial Statements and Exhibits

The following exhibits are filed herewith:


           Exhibit No.
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           99.    Joint Press Release dated April 9, 1999.




                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CNB FINANCIAL CORP.



                                                   By:__________________________
Date: April 16, 1999




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                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Report Dated: April 8, 1999      Commission File Number:      000-23730
              -------------                              -----------------------



                               CNB FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


                                    EXHIBITS






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                                  EXHIBIT INDEX


                    Exhibit No.
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                      99.    Joint Press Release, dated April 9, 1999.












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